CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Amendment No. 1 to Form 10-KSB of Anscott Industries, Inc. for the Period Ended March 31, 2003, Jack Belluscio, Principal Executive Officer and Principal Financial Officer of Anscott Industries, Inc. hereby Certifies Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Amendment No. 1 of Form 10-KSB for the period ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Amendment No. 1 to Form 10-KSB for the period ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Anscott Industries, Inc.


                                 ANSCOTT INDUSTRIES, INC.


                                 By: /s/ Jack Belluscio
                                    -------------------------------------
                                    Jack Belluscio
                                    Principal  Executive Officer and
                                    Principal  Financial  Officer


Dated: June 16, 2004